SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               WesMark Funds
---------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)



---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No filing fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________
      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________
      3) Filing Party:
         _______________________________________________________________
      4) Date Filed:
         _______________________________________________________________





                                  WESMARK FUNDS

                        WesMark Small Company Growth Fund
                               WesMark Growth Fund
                              WesMark Balanced Fund
                                WesMark Bond Fund
                    WesMark West Virginia Municipal Bond Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 3, 2004



     A Special Meeting of the shareholders of the WesMark Funds (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on September 3, 2004, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to the Trust:

     To elect four (4) Trustees of the Trust, each to hold office for the term indicated and until his successor has been elected and qualified; and

     Such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed July 28, 2004, as the record date for determination of shareholders entitled to vote at the meeting.


                                    By Order of the Board of Trustees

                                    John W. McGonigle
                                    Secretary


August 2, 2004


-------------------------------------------------------------------------------
          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                        TO AVOID ADDITIONAL EXPENSE.

     You can help the Trust avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.
-------------------------------------------------------------------------------

                                  WESMARK FUNDS

                        WesMark Small Company Growth Fund
                               WesMark Growth Fund
                              WesMark Balanced Fund
                                WesMark Bond Fund
                    WesMark West Virginia Municipal Bond Fund


                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                                 PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees ("Board" or "Trustees") of the WesMark Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated February 29, 1996. The Trust consists of five portfolios: WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Bond Fund and WesMark West Virginia Municipal Bond Fund. Each portfolio of the Trust will be referred to individually as a "Fund" or collectively as the "Funds." The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Special Meeting of shareholders that has been called to be held on September 3, 2004, at 2:00 p.m. (Eastern Time) or any adjourned session (the "Special Meeting").

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of WesBanco Bank, Inc. ("WesBanco"), of WesBanco Investment Department, One Bank Plaza, Wheeling, WV 26003, (the Trust's investment adviser), of Boston Financial Data Services, 2 Heritage Drive, North Quincy MA 02171 (the Trust's transfer agent), or Federated Services Company, 1001 Liberty Avenue, Pittsburgh PA 15222 (the Trust's administrator). In the event that the shareholder signs, dates and returns the proxy card but does not indicate a choice as to the items on the proxy card, the proxy will be voted in favor of the election of each nominee. The cost of preparing and mailing the notice of meeting, proxy cards, this proxy statement and any additional proxy materials has been or will be borne by the Trust.

     On July 28, 2004, the following Funds of the Trust had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

      Trust
      WesMark Small Company Growth Fund           2,670,186.814.....Shares
      WesMark Growth Fund                         20,544,604.901....Shares
      WesMark Balanced Fund                       7,020,087.517.....Shares
      WesMark Bond Fund                           18,919,869.610....Shares
      WesMark West Virginia Municipal Bond Fund   7,362,863.078.....Shares

Only shareholders of record at the close of business on July 28, 2004, will be entitled to notice of, and to vote at, the Special Meeting. Shares may be represented in person or by proxy. The Trustees propose to mail this proxy statement, the enclosed notice of meeting and proxy card on or about August 10, 2004.

The Funds' combined annual report, which includes audited financial statements for each Fund for the fiscal year ended January 31, 2004, and the combined semi-annual report, which includes unaudited financial statements for each Fund for the period ended July 31, 2003, have been previously mailed to shareholders. If you have not received these reports, or would like to receive additional copies, free of charge, please write the Trust at the address above or call the Trust at 1-800-864-1013.

Quorum and Voting Requirements

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. The presence at the Special Meeting, in person or by proxy of the holders, of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class, shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum. The election of Trustees of the Trust will be determined on the basis of a plurality of the votes cast at the Special Meeting. The affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Management knows of no other matters which will be presented at the Special Meeting. Shares of all the Funds comprising the Trust will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the election of the Trust's Trustees.

                          ELECTION OF BOARD OF TRUSTEES

     The Board of the Trust  currently  consists  of the  following  twelve (12)
Trustees: John F. Donahue, J. Christopher Donahue, Lawrence D. Ellis, Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, Peter
E. Madden, Charles F. Mansfield, John E. Murray, Jr., Marjorie P. Smuts, John S. Walsh. It is being proposed that the current members of the board be replaced by the election of the following four (4) nominees for Trustee, Lawrence E. Bandi, Robert P. Kanters, Mark E. Kaplan, and Robert E. Kirkbride (collectively, the "Nominees"). The persons named as proxies intend to vote in favor of the election of the Nominees as Trustees of the Trust. Please see "About the Election of Trustees" below for current information about the Nominees.

     The Funds' investment adviser, WesBanco Investment Department, recommended each of the Nominees to the Nominating Committee of the Board. Counsel to the Independent Trustees had initially brought Mr. Bandi and Mr. Kaplan to the attention of the WesBanco Investment Department.

     Each Nominee has consented to serve if elected. Election of a Trustee is by a plurality vote, which means that the individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If a Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as trustee shall be nominated by the Nominating Committee of the Board. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.


About the Election of Trustees

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) each Trustee shall retire in accordance with any retirement policy adopted by the Board; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointment of another Trustee. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date.

     Where required, the tables included herein, separately list Board members who are "interested persons" of the Fund ("Interested" Trustee) and those who are not ( "Independent" Trustee). The WesMark Funds Complex is currently comprised of five portfolios. Each Board member oversees all portfolios in the WesMark Funds Complex.

     Table 1, set forth below, provides a listing of each (i) Nominee standing for election who is not presently serving as a Trustee, and (ii) Officers of the Trust, along with their addresses, birth dates, present positions with the Trust and length of term in office, if applicable, principal occupations during the past five years, previous positions and other directorships held by Nominee for Trustee.

     Table 2, set forth below, states the dollar range of equity securities of the Funds owned by each Nominee named in Table 1 as of July 28, 2004.

     No Independent  Nominee owns beneficially or of record securities issued by
(1) the investment adviser or principal underwriter of the Trust, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

     As of January 31, 2004, the Interested Nominee for election owned beneficially or of record less than 1% of the outstanding securities of any class of the (1) investment adviser or principal underwriter of the Trust, or
(2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Table 1

INDEPENDENT  NOMINEE



----------------------------------------------------------------------------------
Name, Address, Date  Position(s) Number       Principal Occupations      Aggregate
   of Birth, Date    Held        of           in Past Five Years,        Compensation
   Service Began     with        Portfolios   Other Directorships Held   from the
                     Trust       in the       and Previous Positions     Trust
                                 Trust to
                                 be overseen
                                 by Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lawrence E. Bandi    Nominee   5         Principal Occupations: Dean  Proposed
Birth Date: June     standing            of Business and Financial    to be paid
23, 1954             for                 Affairs, West Virginia       by the
2 Halstead Avenue    election            Northern Community College;  Trust
Wheeling WV, 26003                       Vice Chairman, Ohio County
                                         Economic Development
                                         Authority; Audit Committee
                                         Chairman, Ohio Valley
                                         Industrial Business
                                         Development Corporation;
                                         Chairman Elect, Special
                                         Wish Foundation, Upper Ohio
                                         Valley United Way;
                                         Director, Wheeling
                                         Hospital; Chairman,
                                         Wheeling Civic Center
                                         Taskforce.

                                         Previous Positions:
                                         President and Chief
                                         Executive Officer, Valley
                                         National Gases, Inc.;
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert P. Kanters    Nominee   5         Principal Occupations:       Proposed
Birth Date:          standing            Senior Vice President, Legg  to be paid
February 23, 1940    for                 Mason Wood Walker, Inc.      by the
13 Laurelwood        election            (global financial            Trust
Estates                                  services);  Board Member,
Wheeling WV, 26003                       iNetworks (private equity
                                         group).

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark E. Kaplan*      Nominee   5         Principal Occupations:       Proposed
Birth Date:          standing            President, Chief Financial   to be paid
November 24, 1961    for                 Officer and Director,        by the
104 Alyson Drive     election            Weirton Steel Corporation;   Trust
McMurray PA, 15317                       Board Member, Mainstay Life
                                         Services.

                                         Previous Positions: Senior
                                         Audit Manager, Arthur
                                         Anderson LLP; Corporate
                                         Controller, Black Box
                                         Corporation (network
                                         services).
----------------------------------------------------------------------------------

* Weirton Steel Corporation filed a voluntary bankruptcy petition in May of 2003. Mr. Kaplan was a Senior Vice President of Finance and Administration and Director for the Weirton Steel Corporation at the time of the filing.


Table 1 Cont.
INTERESTED NOMINEE

----------------------------------------------------------------------------------------------
 Name, Address, Date  Position(s)  Number of        Principal Occupations         Aggregate
   of Birth, Date      Held with   Portfolios       in Past Five Years,           Compensation
    Service Began        Trust     in the Trust     Other Directorships Held and  from the Trust
                                   to be            Previous Positions
                                   overseen by
                                   Trustee
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Robert E. Kirkbride** Nominee      5             Principal Occupations:        Proposed to
Birth Date: August    standing                   Director, WesBanco, Inc.;     be paid by
23, 1939              for election               Director, WesBanco Bank Inc.  the Trust
132 S. Fourth                                    Officer, Christy &
Street, Marietta OH,                             Associates(real estate
45750                                            development and investment
                                                 management); Director, The
                                                 Mountain Company (holding
                                                 company); Director, The
                                                 Laurel Management Group
                                                 (holding company); Director
                                                 and Officer, Thunder
                                                 Corporation (oil and gas
                                                 production); Director and
                                                 Officer, Databridge
                                                 Corporation (computer sales
                                                 and service).
----------------------------------------------------------------------------------------------
** Robert E. Kirkbride is an interested person due to the Director position he holds with WesBanco, Inc. The Funds' investment adviser, WesBanco Investment
Department is a division of WesBanco Bank Inc., a wholly owned subsidiary of
WesBanco Inc.


Table 1 Cont.
OFFICERS***

------------------------------------------------------------------------------------------
Name, Address & Date of     Position(s)      Principal Occupations in Past Five and
Birth, Date Service Began   Held with Trust  Previous Positions
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John F. Donahue             Chairman         Principal Occupations: Chief Executive
Federated Investors                          Officer and Director or Trustee of the
Tower                                        Federated Fund Complex; Chairman and
1001 Liberty Avenue                          Director, Federated Investors, Inc.;
Pittsburgh, PA                               Chairman, Federated Investment Management
Birth Date: July 28,                         Company, Federated Global Investment
1924                                         Management Corp. and Passport Research, Ltd.
Began serving:
February 1996                                Previous Positions: Trustee, Federated
                                             Investment Management Company and Chairman
                                             and Director, Federated Investment
                                             Counseling.
------------------------------------------------------------------------------------------

Charles L. Davis,           President        Principal Occupations: Vice President,
Jr.                                          Managing Director of Mutual Fund Services,
Federated Investors                          Federated Services Company; and President,
Tower                                        Edgewood Services, Inc.
1001 Liberty Avenue
Pittsburgh, PA                               Previous Positions: President, Federated
Birth Date: March                            Clearing Services; and Director, Business
23, 1960                                     Development, Mutual Fund Services,
Began serving:                               Federated Services Company.
November 2003
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

J. Christopher Donahue      Executive        Principal Occupations: Principal Executive
Federated Investors Tower   Vice             Officer and President of the Federated Fund
1001 Liberty Avenue         President        Complex; Director or Trustee of some of the
Pittsburgh, PA                               Funds in the Federated Fund Complex;
Birth Date: April 11, 1949                   President, Chief Executive Officer and
Began serving: February                      Director, Federated Investors, Inc.;
1996                                         Chairman and Trustee, Federated Investment
                                             Management Company; Trustee, Federated
                                             Investment Counseling; Chairman and
                                             Director, Federated Global Investment
                                             Management Corp.; Chairman, Federated
                                             Equity Management Company of Pennsylvania,
                                             Passport Research, Ltd. and Passport
                                             Research II, Ltd.; Trustee, Federated
                                             Shareholder Services Company; Director,
                                             Federated Services Company.

                                             Previous Positions: President, Federated
                                             Investment Counseling; President and Chief
                                             Executive Officer, Federated Investment
                                             Management Company, Federated Global
                                             Investment Management Corp. and Passport
                                             Research, Ltd.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Beth S. Broderick           Vice             Principal Occupation: Vice President,
Federated Investors         President        Federated Services Company (1997 to
Tower                                        present).
1001 Liberty Avenue
Pittsburgh, PA                               Previous Positions: Client Services
Birth Date:  August                          Officer, Federated Services Company
2, 1965                                      (1992-1997).
Began serving:
August 2000
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Judith J. Mackin               Vice            Principal Occupations: Vice President and
Federated Investors Tower      President       Director of Administration for Mutual
1001 Liberty Avenue                            Fund Services Group of Federated
Pittsburgh, PA                                 Investors, Inc.
Birth Date: May 30, 1960
Began serving: August 2000
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
John W. McGonigle              Vice            Principal Occupations: Executive Vice
Federated Investors Tower      President       President and Secretary of the Federated
1001 Liberty Avenue            and Secretary   Fund Complex; Executive Vice President,
Pittsburgh, PA                                 Secretary and Director, Federated
Birth Date: October 26,                        Investors, Inc.
1938
Began serving: February                        Previous Positions: Trustee, Federated
1996                                           Investment Management Company and
                                               Federated Investment Counseling;
                                               Director, Federated Global Investment
                                               Management Corp., Federated Services
                                               Company and Federated Securities Corp.
------------------------------------------------------------------------------------------

Richard J. Thomas              Treasurer       Principal Occupations: Executive Vice
1001 Liberty Avenue                            President and Secretary of the Federated
Pittsburgh, PA                                 Fund Complex; Executive Vice President,
Birth Date: June 17, 1954                      Secretary and Director, Federated
Began serving: August 2000                     Investors, Inc.

                                               Previous Positions: Trustee, Federated
                                               Investment Management Company and
                                               Federated Investment Counseling;
                                               Director, Federated Global Investment
                                               Management Corp., Federated Services
                                               Company and Federated Securities Corp.
------------------------------------------------------------------------------------------
*** Officers do not receive any compensation from the Funds. It is anticipated that if the Trustee Nominees are elected that certain officers may resign from their positions with the Trust.


 Table 2
OWNERSHIP OF SHARES IN THE FUNDS AS OF JUNE 1, 2003


-------------------------------------------------------------------------------
                                                         Aggregate Dollar Range
                                                         of Equity Securities in
Independent Nominee   Dollar Range of Equity Securities  All Funds Overseen or
Standing for Election in the Funds                       to be Overseen by
                                                         Trustee or Nominee in
                                                         the WesMark Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lawrence E. Bandi               None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert P. Kanters               None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark E. Kaplan                  None                         None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Interested Nominee
Standing for Election
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert E. Kirkbride             None                         None
--------------------------------------------------------------------------------


COMMITTEES OF THE BOARD
BOARD        COMMITTEE           COMMITTEE FUNCTIONS               MEETINGS HELD
             MEMBERS                                               DURING LAST
                                                                   FISCAL YEAR
COMMITTEE

Executive    John F. Donahue     In between meetings of the full          1
             John E. Murray,     Board, the Executive Committee
             Jr., J.D., S.J.D.   generally may exercise all the
                                 powers of the full Board in the
                                 management and direction of the
                                 business and conduct of the
                                 affairs of the Trust in such
                                 manner as the Executive
                                 Committee shall deem to be in
                                 the best interests of the
                                 Trust.  However, the Executive
                                 Committee cannot elect or remove
                                 Board members, increase or
                                 decrease the number of Trustees,
                                 elect or remove any Officer,
                                 declare dividends, issue shares
                                 or recommend to shareholders any
                                 action requiring shareholder
                                 approval.

Audit        Thomas G. Bigley    The Audit Committee reviews and          4
             John T. Conroy,     recommends to the full Board the
             Jr.                 independent auditors to be
             Nicholas P.         selected to audit the Funds'
             Constantakis        financial statements; meets with
             Charles F.          the independent auditors
             Mansfield, Jr.      periodically to review the
                                 results of the audits and
                                 reports the results to the full
                                 Board; evaluates the
                                 independence of the auditors,
                                 reviews legal and regulatory
                                 matters that may have a material
                                 effect on the financial
                                 statements, related compliance
                                 policies and programs, and the
                                 related reports received from
                                 regulators; reviews the Funds'
                                 internal audit function; reviews
                                 compliance with the Funds' code
                                 of conduct/ethics; reviews
                                 valuation issues; monitors
                                 inter-fund lending transactions;
                                 reviews custody services and
                                 issues and investigates any
                                 matters brought to the
                                 Committee's attention that are
                                 within the scope of its duties.

Nominating   Thomas G. Bigley                                           None
             John T. Conroy,     The Nominating Committee, whose
             Jr.                 members consist of all
             Nicholas P.         Independent Trustees, selects
             Constantakis        and nominates persons for
             John F. Cunningham  election to the Funds' Board
             Peter E. Madden     when vacancies occur. The
             Charles F.          Committee will consider
             Mansfield, Jr.      candidates recommended by
             John E. Murray,     shareholders, Independent
             Jr.                 Trustees, officers or employees
             Marjorie P. Smuts   of any of the Funds' agents or
             John S. Walsh       service providers and counsel to
                                 the Funds. Any shareholder who
                                 desires to have an individual
                                 considered for nomination by the
                                 Committee must submit a
                                 recommendation in writing to the
                                 Secretary of the Fund, at the
                                 following address: WesMark Funds
                                 5800 Corporate Drive Pittsburgh
                                 PA 15237-7010, Attention
                                 Secretary.  The recommendation
                                 should include the name and
                                 address of both the shareholder
                                 and the candidate and detailed
                                 information concerning the
                                 candidate's qualifications and
                                 experience. In identifying and
                                 evaluating candidates for
                                 consideration, the Committee
                                 shall consider such factors as
                                 it deems appropriate.  Those
                                 factors will ordinarily
                                 include:  integrity,
                                 intelligence, collegiality,
                                 judgment, diversity, skill,
                                 business and other experience,
                                 qualification as an "Independent
                                 Trustee," the existence of
                                 material relationships which may
                                 create the appearance of a lack
                                 of independence, financial or
                                 accounting knowledge and
                                 experience, and dedication and
                                 willingness to devote the time
                                 and attention necessary to
                                 fulfill Board responsibilities.
                                 A copy of the Nominating
                                 Committee Charter is attached to
                                 this proxy statement.



Shareholder communication to the Board can be sent by mail to: WesMark Funds, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7010; Attention: WesMark Funds Secretary. The Board will consider at its September 2004 meeting implementing a process by which shareholder communications will be reviewed.

The following list indicates the beneficial ownership of the only shareholder who, to the best knowledge of the Trust holds with power over voting or disposition more than 5% of the outstanding shares of any Fund as of July 28, 2004:

-------------------------------------------------------------------------------
      FUND          SHAREHOLDER       ADDRESS       NUMBER OF     PERCENTAGE
                                                      SHARES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
WesMark Small     Dolling & Co.   Wheeling, WV    2,246,085.465  84.11%
Company Growth
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Saxon and Co.   Philadelphia,   149,666.221    5.61%
                                  PA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
WesMark Growth    Dolling & Co.   Wheeling, WV    18,378,848.566 89.46%
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
WesMark Balanced  Dolling & Co.   Wheeling, WV    6,435,703.103  91.67%
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
WesMark Bond Fund Dolling & Co.   Wheeling, WV    17,558,620.560 92.81%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
WesMark West      Dolling & Co.   Wheeling, WV    6,937,778.259  83.97%
Virginia
Municipal Bond
Fund
-------------------------------------------------------------------------------


OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     At the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matter lawfully comes before the Special Meeting, and in all procedural matters at the Special Meeting, the enclosed proxy will be voted in accordance with the best judgment of the proxies named therein, or their substitutes, present and acting at the Special Meeting.

     If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. All such adjournments will require a plurality vote of the shares of the Trust present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such adjournment, will vote against any such adjournment any proxies required to be voted against the proposal, and will abstain from voting those proxies which are required to abstain from voting on such proposal.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                          By Order of the Board of Trustees


                                          John W. McGonigle
                                          Secretary


August 2, 2004




IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides so-called "householding", as permitted by applicable rules. The Fund's "householding" program covers their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty 60 days before they begin householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time by contacting the Funds by mail at: WesMark Funds, Federated Investors Tower, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7010: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-864-1013.



Appendix 1

                                  WESMARK FUNDS

                          NOMINATING COMMITTEE CHARTER


     The Nominating Committee (the "Committee") of each fund which adopts this charter (the "Fund") shall be composed solely of Directors or Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

     Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

     Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

     Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.







                                  WesMark Funds

              Proxy for Special Meeting of Shareholders - September 3, 2004


     The undersigned hereby appoints Megan W. Clement,  Todd P. Zerega,  Suzanne
W. Land, Catherine C. Ryan, and Diane J. Palmer, as proxies to vote and act at the Special Meeting of Shareholders of the WesMark Funds (the "Trust"), to be held at the Trust's principal office, 5800 Corporation Drive, Pittsburgh, PA 15237-7010 at 2:00 p.m. on September 3, 2004 and at all adjournments thereof, in respect of all Shares of the Trust as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Trust, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE TRUST. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN             KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS.

------------------------------------------------------------------------------
                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
WesMark Funds

Election of Board Members     ___ FOR All

(1)  Lawrence E. Bandi
     Robert P. Kanters
     Mark E. Kaplan
     Robert E. Kirkbride
                              ___ Withheld All

                              ___ To withhold authority to vote, mark "For All
                                  Except" and write the nominee's name on the line below.

                              ______________________________________________


(2)  Transaction of such other business as       FOR          AGAINST   ABSTAIN
may properly come before the meeting or          ___            ___        ___
any adjournment thereof.


x_________________________x___________________________        _____________
 Signature (Sign here exactly as name(s) appear above.)       Date